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   [NUVEEN LOGO]

   JOHN NUVEEN & CO., INC.
   333 WEST WACKER DRIVE                                                   Nuveen Premium Income Municipal Fund 4, Inc.
   CHICAGO, IL 60606-1286                                                         Annual Meeting of Shareholders

                                                                                          COMMON STOCK

                                                                         PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                                                                           ANNUAL MEETING OF SHAREHOLDERS, JULY 28, 1999

                                                               The annual meeting of shareholders will be held Wednesday, July 28,
                                                               1999, at 10:30 a.m. Central Time, in the Grand Ballroom of the
                                                               Hotel Inter-Continental, 505 North Michigan Avenue, Chicago,
                                                               Illinois. At this meeting, you will be asked to vote on the proposals described in the attached proxy statement. The undersigned hereby appoints Timothy R. Schwertfeger, Alan F. Berkshire, Larry W. Martin
                                                               and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the annual Meeting of Shareholders of
                                                               Nuveen Premium Income Municipal Fund 4, Inc. to be held on July 28,
                                                               1999, or  any adjournment or adjournments thereof.

                                                               THE BOARD OF DIRECTORS HAS UNANIMOUSLY AGREED THAT THESE PROPOSALS
                                                               ARE IN THE BEST INTERESTS OF SHAREHOLDERS AND URGES YOU TO VOTE IN
                                                               FAVOR OF THE PROPOSALS.

You are encouraged to specify your choices by marking the
appropriate boxes. If  you do not mark any boxes, your proxy will be voted "FOR" all of the  proposals. Please mark, sign, date and return this proxy card promptly using the enclosed
envelope if you are not voting by telephone or over the
internet. To vote by telephone, please call (800) 690-6903.
To vote over the Internet, go to www.proxyvote.com.
In either case you will be asked to enter the control
number on the right hand side of this proxy card.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X                                                      [CONTROL NUMBER]

------------------------------------------------------------------------------------------------------------------------------------

NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE
COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN
THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS
AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE
(800-690-6903) OR OVER THE INTERNET (www.proxyvote.com).
SEE THE ENCLOSED INSERT FOR FURTHER INSTRUCTIONS ON VOTING
BY PHONE OR OVER THE INTERNET.

                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote on Directors (Proposal 3)



              ELECTION OF NOMINEES TO THE BOARD                                            To withhold authority to vote for an
              (01) Robert P. Bremmer,                                                      individual nominee mark the box "For All
              (02) Lawrence H. Brown,                                                      Except" and write the nominee's number
              (03) Anne E. Impellizzeri,                    FOR   WITHHOLD  FOR ALL        on the line below.
              (04) Peter R. Sawers                          ALL     ALL     EXCEPT
              (07) Judith M. Stockdale
                                                            /  /    /  /      /  /         -----------------------------------


Vote on Proposals (2 and 4) - Proposal is not applicable for Common Stock Shareholders.

           2. Approval of and amendment to the Fund's       FOR    AGAINST   ABSTAIN
              Statement Establishing and Fixing the
              Rights and Preferences of Municipal
              Auction Rate Cumulative Preferred Stock
              as described in the proxy statement.          /  /    /  /      /  /



           4. Ratification of the selection of Ernst        FOR    AGAINST   ABSTAIN
              & Young LLP as independent auditors for
              the current fiscal year.                      /  /    /  /      /  /



In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting.

The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR"
the election of nominees to the Board and "FOR" the proposals set forth on this proxy.

Please be sure to sign and date this proxy if you are not voting by phone or over the internet.

NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust or corporation, please state your title or capacity.




-------------------------------------------------            -------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]      Date                 Signature [Joint Owners]                Date

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   [NUVEEN LOGO]

   JOHN NUVEEN & CO., INC.
   333 WEST WACKER DRIVE                                                   Nuveen Premium Income Municipal Fund 4, Inc.
   CHICAGO, IL 60606-1286                                                         Annual Meeting of Shareholders

                                                                         MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED STOCK

                                                                         PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE
                                                                           ANNUAL MEETING OF SHAREHOLDERS, JULY 28, 1999

                                                               The annual meeting of shareholders will be held Wednesday, July 28,
                                                               1999, at 10:30 a.m. Central Time, in the Grand Ballroom of the
                                                               Hotel Inter-Continental, 505 North Michigan Avenue, Chicago,
                                                               Illinois. At this meeting, you will be asked to vote on the proposals described in the attached proxy statement. The undersigned hereby appoints Timothy R. Schwertfeger, Alan F. Berkshire, Larry W. Martin
                                                               and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the annual Meeting of Shareholders of
                                                               Nuveen Premium Income Municipal Fund 4, Inc. to be held on July 28,
                                                               1999, or  any adjournment or adjournments thereof.

                                                               THE BOARD OF DIRECTORS HAS UNANIMOUSLY AGREED THAT THESE PROPOSALS
                                                               ARE IN THE BEST INTERESTS OF SHAREHOLDERS AND URGES YOU TO VOTE IN
                                                               FAVOR OF THE PROPOSALS.

You are encouraged to specify your choices by marking the
appropriate boxes. If  you do not mark any boxes, your proxy will be voted "FOR" all of the  proposals. Please mark, sign, date and return this proxy card promptly using the enclosed
envelope if you are not voting by telephone or over the
internet. To vote by telephone, please call (800) 690-6903.
To vote over the Internet, go to www.proxyvote.com.
In either case you will be asked to enter the control
number on the right hand side of this proxy card.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:   X                                                     [CONTROL NUMBER]

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NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC.

Preferred Stock: Series M, T, T2, W, TH, F and F2

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE
COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN
THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS
AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE
(800-690-6903) OR OVER THE INTERNET (www.proxyvote.com).
SEE THE ENCLOSED INSERT FOR FURTHER INSTRUCTIONS ON VOTING
BY PHONE OR OVER THE INTERNET.

                                        THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.



Vote on Directors (Proposal 3)

              ELECTION OF NOMINEES TO THE BOARD                                            To withhold authority to vote for an
              (01) Robert P. Bremmer                         For   Withheld   For All      individual nominee mark the box "For All
              (02) Lawrence H. Brown                         All   All        Except       Except" and write the nominee's number
              (03) Anne E. Impellizzeri                                                    on the line below.
              (04) Peter R. Sawers
              (05) William J. Schneider (Preferred Only)    /  /    /  /      /  /
              (06) Timothy R. Schwertfeger (Preferred Only)                                -----------------------------------
              (07) Judith M. Stockdale


Vote on Proposals (1, 2 and 4)

           1. Approval of an Agreement and Plan of           For   Against    Abstain
              Reorganization and Liquidation between
              Nuveen Premium Income Municipal Fund 4,
              Inc. (the "Fund") and Nuveen Washington       /  /     /  /      /  /
              Premium Income Municipal Fund.


           2. Approval of and amendment to the Fund's        For   Against    Abstain
              Statement Establishing and Fixing the
              Rights and Preferences of Municipal
              Auction Rate Cumulative Preferred Stock
              as described in the proxy statement.          /  /    /  /      /  /


           4. Ratification of the selection of Ernst         For   Against    Abstain
              & Young LLP as independent auditors for
              the current fiscal year.                      /  /    /  /      /  /



In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting.

The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR"
the election of nominees to the Board and "FOR" the proposals set forth on this proxy.

Please be sure to sign and date this proxy if you are not voting by phone or over the internet.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed shares of Municipal Auction Rate Cumulative Preferred Stock Series M, T, T2, W, TH and F in the same proportion as votes cast by holders of Municipal Auction Rate Cumulative Preferred Stock Series M, T, T2, W, TH, and F, who have responded to this proxy solicitation.

NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust or corporation, please state your title or capacity.




-------------------------------------------------            -------------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]      Date                 Signature [Joint Owners]                Date

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